                      ANNUAL REPORT  |  December 31, 2000


                                  The Strong

                    I n t e r n a t i o n a l  E q u i t y

                                     Funds


                                 [PHOTO HERE]


Strong Asia Pacific Fund

Strong Foreign MajorMarkets(SM) Fund

Strong International Stock Fund

Strong Overseas Fund

                                                      [LOGO APPEARS HERE] STRONG

                      ANNUAL REPORT  |  December 31, 2000


                                  The Strong

                    I n t e r n a t i o n a l  E q u i t y

                                     Funds

                                 ------------

                               Table of Contents

Investment Reviews

     Strong Asia Pacific Fund......................................  2

     Strong Foreign MajorMarkets(SM) Fund..........................  4

     Strong International Stock Fund...............................  6

     Strong Overseas Fund..........................................  8


Financial Information

     Schedules of Investments in Securities

          Strong Asia Pacific Fund................................. 10

          Strong Foreign MajorMarkets(SM) Fund..................... 10

          Strong International Stock Fund.......................... 12

          Strong Overseas Fund..................................... 13

     Statements of Assets and Liabilities.......................... 15

     Statements of Operations...................................... 16

     Statements of Changes in Net Assets........................... 18

     Notes to Financial Statements................................. 20


Financial Highlights............................................... 24


Report of Independent Accountants.................................. 26

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]

Respect the Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Board's efforts in raising interest rates in order to slow the growth of the economy was the major force behind last year's market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Fed's aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Fed's efforts to energize it.

At Strong, we believe the Federal Reserve's abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Fed's intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.

The Fed's actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central bank's intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Fed's power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the market's last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.


                                                     /s/ Dick

Strong Asia Pacific Fund

The Fund's fiscal year-end changed to 12-31-00.


Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in stocks from companies located in Asia or the Pacific Basin. The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-93 to 12-31-00

                                    [GRAPH]

          The Strong Asia Pacific Fund      MSCI AP*         Lipper Pacific Region Funds Index*
Dec 93            $10,000                   $10,000                     $10,000
Jun 94            $ 9,840                   $ 8,645                     $ 9,847
Dec 94            $ 9,472                   $ 8,771                     $ 9,474
Jun 95            $ 9,468                   $ 9,141                     $ 9,189
Dec 95            $10,034                   $ 9,305                     $ 9,728
Jun 96            $11,104                   $10,217                     $10,341
Dec 96            $10,246                   $10,388                     $ 9,994
Jun 97            $10,648                   $10,831                     $10,670
Dec 97            $ 7,070                   $ 6,834                     $ 7,278
Jun 98            $ 5,778                   $ 5,585                     $ 6,462
Dec 98            $ 6,849                   $ 6,532                     $ 7,063
Jun 99            $10,115                   $ 8,809                     $ 9,379
Dec 99            $13,425                   $ 9,788                     $12,597
Jun 00            $10,702                   $ 8,801                     $10,782
Dec 00            $ 8,466                   $ 6,855                     $ 8,179

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:  How did your Fund perform?

A: Although the Fund underperformed its benchmark, the MSCI AP Index,* for the year as a whole, it actually did better than the index for most of the year--for the year's first quarter, for example, and for the last six months. The greatest damage to the Fund's performance came in a relatively short period near the end of the second quarter, when Asian markets collapsed and some of our smaller holdings (which did well in 1999) were hit especially hard. We feel we have recovered from that painful period, as evidenced by our outperformance in the second half of the year. Over two years, and over three years, the Fund has outperformed the benchmark index.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In retrospect, it seems the large rises in Asian markets in 1999 were overdone, with equity prices running ahead of their fundamentals. Some cooling off was needed. Unfortunately, a combination of mainly external factors conspired to create not a gentle correction, but a vicious sell-off, particularly in the second quarter of the year. Most potent among these negative influences were higher interest rates, higher oil prices, continuous redemptions of Asian funds by international investors, and of course, the weakness on Wall Street, particularly on the Nasdaq with the apparent unraveling of the Internet and software boom that had helped propel prices higher the previous year.

    As a result, winners turned to losers and some of the markets that had done best in 1999 gave back most of those gains in 2000. The worst performers over the year were Indonesia, the Philippines, South Korea, Taiwan, and Thailand, all down by 50% or more. Most notable among these, and perhaps most typical of the violent U-turn that Asia suffered last year, was South Korea. The very best performer of 1999, it slipped down to become the very worst in 2000. What can only be called the "least bad" markets over the past 12 months were Australia and Hong Kong.

    Asian currency weakness--particularly among the Australian and New Zealand dollars and the Japanese yen--exacerbated losses suffered by the U.S. dollar-based investor.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: The main investment strategies we pursued over the year were largely defensive ones. Our efforts, not always successful, were aimed at preserving capital by protecting the Fund as much as possible from the storms raging around it.

    One defensive strategy was to hold some cash, usually by design around 10%. This figure varied considerably, though, along with the purchases and redemptions of the Fund. We also built sizable exposure (at least 20% for most of the year) in the relatively defensive market of Australia, where firm commodity prices helped support some of our holdings. Indeed, over the year as a whole, our overweighting in Australia paid off as that market went down less than 10%, far less than all its Asian counterparts. In addition, we kept exposure to Taiwan and South Korea to a minimal level, which also helped as those markets were punished with particular severity.

    We continued to reduce the number of holdings in the Fund, forming a tighter core of investments in which we hold the most confidence. The Fund now has about half the number of holdings it held at its peak.

    We have also continued to position the Fund with a low exposure to the Internet, software, or other technology sectors compared with most of our peers. This is intended to limit the damage done by association with and correlation to the Nasdaq in the U.S. Less successful over the year was our recommitment to Thailand, which continued to disappoint.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                1-year     -36.95%
                                3-year       6.19%
                                5-year      -3.34%
                       Since Inception      -2.35%
                            (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Q:  What is your future outlook?

A: Even though we saw no upturn in Asia last year, we continue to believe that it is only a question of time until we do. We believe the value is there in Asia; the only uncertainty is when investors, especially foreign investors, will realize that, and more important, act.

    We believe lower interest rates as well as lower oil prices are imminent. Historically, when those two factors have coincided, Asian markets have benefited. The same sensitivities that caused Asia to suffer the most this past year could also lead to its outperformance this year.

    Anthony L.T. Cragg
    Portfolio Manager

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AP is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S. dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign MajorMarkets(SM) Fund

The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Foreign MajorMarkets(SM) Fund seeks capital growth. The Fund invests primarily in stocks issued by companies in the countries represented in the MSCI EAFE Index.* The Fund's manager employs a disciplined, quantitative approach to identify undervalued foreign stocks. The manager then analyzes these stocks to make final selections. To manage foreign currency risk, the manager may hedge a portion of the Fund's exposure to currency fluctuations.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-98 to 12-31-00

                                    [GRAPH]

             The Strong Foreign
             MajorMarkets (SM) Fund              MSCI EAFE*                       Lipper International Funds Index*
Jun 98        $10,000                            $10,000                          $10,000
Sep 98        $ 8,470                            $ 8,578                          $ 8,422
Dec 98        $ 9,980                            $10,351                          $ 9,728
Mar 99        $ 9,900                            $10,495                          $ 9,852
Jun 99        $11,060                            $10,761                          $10,399
Sep 99        $11,260                            $11,233                          $10,750
Dec 99        $14,210                            $13,142                          $13,408
Mar 00        $14,383                            $13,128                          $13,491
Jun 00        $13,021                            $12,608                          $12,857
Sep 00        $11,398                            $11,591                          $11,913
Dec 00        $10,577                            $11,280                          $11,435

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund's performance lagged behind that of its benchmark index, the MSCI EAFE.* During the year, international equity markets as a whole experienced negative returns, much like the U.S. markets. However, performance varied widely by region. International funds, in particular, were affected by the poor performance in Japan, which is the largest single market for international fund exposure.

     The Fund underperformed largely because we maintained positions in stocks that had achieved higher returns in 1999 and early 2000. Underperformance was concentrated in the final four months of the year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Four factors drove global equity markets in the year 2000: energy, the euro, earnings, and the economy. Energy prices rose dramatically during the year, cutting into corporate profit margins and consumer discretionary spending. They also sparked an increase in overall inflation figures in the U.S. The unified euro currency fell in value relative to the U.S. dollar throughout much of the year, and by the end of November, it had lost roughly 17% of its value relative to the dollar. On the bright side, a late rally during the year's final two weeks recouped much of this decline, but over the year, the average exchange rate was down by about 9%.

     Earnings came under pressure for U.S. companies that have sales exposure in Europe, as the weakening euro meant revenues from the region were lower than expected in terms of U.S. dollars. Also, because oil is priced globally in U.S. dollars, European companies and economies saw much greater increases in energy prices than were experienced in the U.S. As the number of earnings warnings increased during the fourth quarter, the level of nervousness in global markets increased, as well. Economies showed signs of slowing growth as the year progressed, but the largest impact was felt by the slowing in the U.S. economy, bringing fears that this would trigger slower economic growth on a global level.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In April and May, we reduced our level of investment in technology, media, and telecom (TMT) stocks. We eliminated the 5% to 7% of the portfolio invested in strictly new-economy stocks such as EM TV, Terra Networks, PT Multimedia, Jazztel, OpenTV, Global Telesystems, and Pacific Century Cyberworks. We also sold off real-estate stocks in Hong Kong, in light of the rising interest-rate environment.

     In their stead, we bought back a few old-economy stocks that we believed were oversold but retained healthy growth potential. Such stocks include:
     BG Gas, a gas exploration and production company; BP Amoco, an oil and gas company; British Aerospace, a defense systems company that we expect will benefit from rising U.S. defense spending; Novartis, a Swiss pharmaceutical company with a new drug pipeline that we believe will deliver strong revenue growth in the next few years; and Accor, a French hotel company that is reaping the benefits of rising room rates worldwide.

     During the fourth quarter, we resumed a reduction of our technology exposure, this time following a gradual, 1%-per-week pace. We moved these assets into more defensive sectors. Our steady approach was intended to help us avoid being whipsawed in the markets, which can be the result of making overly aggressive moves.

Q:   What is your future outlook?

A: In most international economies, corporate earnings are expected to continue their slowdown from the previous torrid pace, but not as quickly as in the United States. International companies are still in the course of restructuring to improve profitability, which we believe should give a lift to earnings even if revenue growth slows.

     As we stand at the beginning of a new decade, it appears that India and China are on the cusp of exerting greater influence on the global economy. Both offer enormous opportunities to multinational companies. We look forward to exploring these possibilities further, and thank you for your investment.

     David Lui
     Portfolio Manager

------------------------------------------------------------------------------

                               AVERAGE ANNUAL
                               TOTAL RETURNS

                               As of 12-31-00

                             1-year      -25.57%

                        Since Inception       2.27%
                        (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Stock Fund

The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong International Stock Fund seeks capital growth. The Fund selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-4-92 to 12-31-00

                                    [GRAPH]

                The Strong
                International Stock Fund     MSCI EAFE*                     Lipper International Funds Index*
Feb 92              $10,000                    $10,000                        $10,000
Dec 92              $ 9,819                    $ 9,484                        $ 9,494
Dec 93              $14,507                    $12,572                        $13,215
Dec 94              $14,281                    $13,549                        $13,117
Dec 95              $15,399                    $15,068                        $14,432
Dec 96              $16,659                    $15,979                        $16,515
Dec 97              $14,293                    $16,263                        $17,712
Dec 98              $13,287                    $19,516                        $19,954
Dec 99              $25,599                    $24,778                        $27,504
Dec 00              $16,223                    $21,267                        $23,456


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of March 1992.

Q:   How did your Fund perform?

A: The Fund's performance lagged behind that of its benchmark index, the MSCI EAFE.* During the year, international equity markets as a whole experienced negative returns, much like the U.S. markets. However, performance varied widely by region, with the Asian Pacific markets posting a steeper loss than the European markets and the Japanese market showing even poorer performance. International funds, in particular, were affected by the poor performance in Japan, which is the largest single market for international fund exposure.

     The Fund underperformed because we continued to hold on to the stocks that were winners in 1999 and the first quarter of 2000. Underperformance was concentrated in the final four months of the year, when profit warnings from U.S. technology companies began to undermine global equity markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the year 2000, global equity markets were affected by four factors: energy, the euro, earnings, and the economy. Energy prices, specifically those for oil and natural gas, increased dramatically during the year. These hikes cut into corporate profit margins and consumer discretionary spending, and boosted overall inflation figures in the U.S. as well as Europe. The euro currency declined against the U.S. dollar throughout much of the year.

    By the end of November, the euro had lost about 17% of its value relative to the dollar; a late rally during the last two weeks of the year recouped much of this, but over the year, the average exchange rate was down about 9%.

    The weakening euro caused many U.S. companies with sales exposure in Europe to revise earnings estimates downward, as revenues from the region were lower than expected in terms of U.S. dollars. Oil is priced globally in U.S. dollars; therefore, European companies and economies saw an increase much larger than that experienced in the United States. Earnings warnings increased during the last quarter of the year, raising nervousness in global markets. Economies showed signs of slowing growth as the year progressed, but the largest impact was felt by the slowing in the U.S. economy, bringing fears that this would slow global economic growth in the near future.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: This year, the portfolio was more noted for inaction than action. In April and May, we did reduce our technology, media, and telecom (TMT) weightings. Specifically, we eliminated the 5% to 7% of the portfolio deemed to be invested in strictly new-economy stocks such as EM TV, Terra Networks, PT Multimedia, Jazztel, OpenTV, Global Telesystems, and Pacific Century Cyberworks. We also eliminated the real-estate stocks in Hong Kong, in light of the rising interest-rate environment.

    In their places, we bought back a few old-economy stocks that we believed were oversold but retained healthy growth potential. Such stocks include: BG Gas, a gas exploration and production company; BP Amoco, an oil and gas company; British Aerospace, a defense systems company that we expect will benefit from rising U.S. defense spending; Novartis, a Swiss pharmaceutical company with a new drug pipeline that we believe will deliver strong revenue growth in the next few years; and Accor, a French hotel company that is reaping the benefits of rising room rates worldwide.

    During the last quarter of the year, we followed a 1%-per-week reduction in technology exposure, moving the Fund into more defensive sectors. This steady program was chosen to try to avoid the possibility of being whipsawed in the markets by making overly aggressive moves.

Q:  What is your future outlook?

A: The outlook for energy and the euro in 2001 seems considerably more positive than in 2000. We believe earnings growth is likely to slow globally, but European economies are expected to grow at a faster pace than the U.S. for the first time in years.

    As we stand at the beginning of a new decade, it appears that India and China are on the cusp of exerting greater influence on the global economy. We believe both may offer enormous opportunities to multinational companies. We thank you for your investment, and hope you will be with us as we seek to profit from these and other economic powers.

    David Lui
    Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00
                                --------------

                                1-year  -36.63%

                                3-year    4.31%

                                5-year    1.05%

                       Since Inception    5.64%
                              (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests in stocks from ten or more foreign countries. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders. At times, the Fund may take larger positions in companies and countries that may present greater potential investment opportunities.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-98 to 12-31-00

                                    [GRAPH]

          The Strong Overseas Fund      MSCI EAFE*         Lipper International Funds Index*
Jun 98            $10,000                $10,000                   $10,000
Sep 98            $ 8,370                $ 8,579                   $ 8,422
Dec 98            $10,460                $10,351                   $ 9,728
Mar 99            $11,410                $10,495                   $ 9,853
Jun 99            $12,240                $10,762                   $10,400
Sep 99            $13,380                $11,234                   $10,750
Dec 99            $20,530                $13,142                   $13,409
Mar 00            $21,610                $13,128                   $13,491
Jun 00            $19,040                $12,608                   $12,857
Sep 00            $16,280                $11,591                   $11,914
Dec 00            $13,660                $11,280                   $11,435

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:  How did your Fund perform?

A: The Fund's performance lagged behind that of its benchmark index, the MSCI EAFE.* During the year, international equity markets as a whole experienced negative returns, much like the U.S. markets. However, performance varied widely by region, with the Asian Pacific markets posting a steeper loss than the European markets and the Japanese market showing even poorer performance. International funds, in particular, were affected by the poor performance in Japan, which is the largest single market for international fund exposure.

    The Fund underperformed because we continued to hold on to the stocks that were winners in 1999 and the first quarter of 2000. Underperformance was concentrated in the final four months of the year, when profit warnings from U.S. technology companies began to undermine global equity markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the year 2000, global equity markets were affected by four factors: energy, the euro, earnings, and the economy. Dramatic increases in energy prices, particularly for oil and natural gas, knocked down corporate profit margins and consumer discretionary spending. They also contributed to higher inflation figures in the U.S. and Europe. The Euro currency declined against the U.S. dollar throughout much of the year; over the course of the year, the average exchange rate was off by about 9%.

    The weakening euro had an impact on the earnings of many U.S. companies selling goods in Europe; in terms of dollars, revenues from the region were often lower than expected. Further, oil is priced globally in U.S. dollars, meaning that European companies and economies saw their energy prices--in terms of euros--increase far more than those in the United States. Earnings warnings increased during the fourth quarter of the year, raising nervousness in global markets. Increasingly urgent signs of economic slowing in the U.S. had repercussions worldwide, as they sparked fears of slowing economic growth on a global scale in the near future.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: We have continued to pull this portfolio back from some of its more concentrated positions, though we are making this change gradually in an effort to avoid any negative impact from the change. In April and May, we did reduce our weightings in what we like to call TMT stocks--technology, media, and telecom. Among our top priorities was eliminating our holdings in pure new-economy stocks such as EM TV, Terra Networks, PT Multimedia, Jazztel, OpenTV, Global Telesystems, and Pacific Century Cyberworks. We also eliminated real-estate stocks in Hong Kong given the unfavorable rising interest-rate environment.

    We bought back a few old-economy stocks that had seen their stock prices battered, but appear to have healthy growth potential. Such stocks include:
    BG Gas, a gas exploration and production company; BP Amoco, an oil and gas company; British Aerospace, a defense systems company that could benefit from rising U.S. defense spending; Novartis, a Swiss pharmaceutical company with a new drug pipeline that we believe will deliver strong revenue growth in the next few years; and Accor, a French hotel company enjoying the benefits of rising room rates worldwide.

    After holding our TMT weighting about steady for most of the summer, in the fourth quarter we began to reduce our exposure to technology by 1% per week. This steady program of moving assets from tech stocks to more defensive sectors was designed to help us avoid the potential for being whipsawed by making overly aggressive moves in a volatile environment.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00
                                --------------

                                1-year  -33.46%

                       Since Inception   13.29%
                             (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Q:  What is your future outlook?

A: The U.S. economy is the big question mark for the coming year, but growth in Europe is expected to outpace growth in the U.S. for the first time in many years. Likely to aid Europe are lower energy prices and a stronger euro. Emerging-market economies are also sensitive to energy prices, so a decline in energy costs would help growth in these nations. Further, the lowering of interest rates in the U.S. should also bode well for developing economies. We thank you for your investment, and sincerely hope you will be with us as we explore the many opportunities available around the globe.

    David Lui
    Portfolio Manager

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2000
-------------------------------------------------------------------------------

                           STRONG ASIA PACIFIC FUND


                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.7%
Australia 20.1%
The Broken Hill Proprietary Company, Ltd.                  100,980  $  1,069,068
CPH Investment Corporation (b)                           1,815,000       501,770
Energy Developments, Ltd.                                   83,500       592,075
MIM Holdings, Ltd.                                       1,946,476     1,261,044
Norwood Abbey, Ltd. (b)                                  1,200,000       442,332
Novogen, Ltd. (b)                                          395,806       632,225
Qantas Airways, Ltd.                                       495,000       980,871
Renewable Energy Corporation, Ltd. (b)                   1,000,000       915,940
SecureNet, Ltd. (b)                                        185,000       496,671
Sons of Gwalia, Ltd.                                       326,706     1,125,993
Southcorp, Ltd.                                            410,000     1,120,653
Sydney Aquarium, Ltd.                                      413,450       893,629
WMC, Ltd.                                                  305,000     1,304,312
                                                                    ------------
                                                                      11,336,583
China 7.6%
China Merchants Hai Hong Holdings                        1,600,000     1,159,093
Guangshen Railway Company, Ltd.                         10,730,000     1,334,509
Martin Currie China Heartland Fund, Ltd. (b)               118,000     1,076,160
PetroChina Company, Ltd.                                 4,450,000       741,743
                                                                    ------------
                                                                       4,311,505
Hong Kong 7.0%
Amoy Properties, Ltd.                                      850,000       948,174
China National Aviation Company, Ltd.                    8,500,000     1,416,812
Dickson Concepts International, Ltd.                       356,500       129,130
First Pacific Company, Ltd.                              2,600,000       741,743
South China Morning Post Holdings, Ltd.                  1,000,000       743,666
                                                                    ------------
                                                                       3,979,525
India 3.0%
HCL Technologies, Ltd.                                      46,000       529,923
The Indian Smaller Companies Fund, Ltd. (b)                 30,792       451,411
SSI, Ltd.                                                   15,000       460,620
UTI-Mastergrowth 93 Fund (b)                               732,400       258,642
                                                                    ------------
                                                                       1,700,596
Indonesia 2.4%
Gudang Garam Tbk PT                                        500,000       675,325
United Tractors Tbk PT (b)                              15,000,000       662,337
                                                                    ------------
                                                                       1,337,662
Japan 11.1%
Focus Systems Corporation                                   27,000       252,778
Jafco Company, Ltd.                                         11,000     1,010,587
Matsushita Electric Industrial Company, Ltd.
   Warrants, Expire 7/08/02                                    300       217,500
The Nikko Securities Company, Ltd.                         166,000     1,285,415
Nomura Securities Company, Ltd.                             63,000     1,132,776
SKY Perfect Communications, Inc. (b)                           300       393,735
The Tokio Marine & Fire Insurance Company, Ltd.            130,000     1,488,932
Tomy Company, Ltd.                                          21,500       515,443
                                                                    ------------
                                                                       6,297,166
Malaysia 2.6%
Berjaya Sports Toto BHD                                    212,000       255,549
Genesis Malaysia Maju Fund, Ltd. (b)                        32,000       560,000
Malaysia International Shipping BHD                        188,000       306,777
Sime Darby BHD                                             261,000       326,980
                                                                    ------------
                                                                       1,449,306
New Zealand 7.9%
Air New Zealand, Ltd. Class B                            1,366,666     1,362,224
Frucor Beverages Group, Ltd. (b)                           588,000       479,291
Guinness Peat Group PLC                                  2,570,771     1,628,558
Telecom Corporation of New Zealand, Ltd.                   454,872       969,255
                                                                    ------------
                                                                       4,439,328
Philippines 2.9%
Ayala Land, Inc.                                         6,800,000  $    735,872
SM Prime Holdings, Inc.                                  8,000,000       929,859
                                                                    ------------
                                                                       1,665,731
Singapore 15.3%
City Developments, Ltd.                                    260,000     1,207,732
DBS Group Holdings, Ltd.                                   114,247     1,292,118
First Capital Corporation, Ltd.                          1,280,000     1,034,045
Fraser & Neave, Ltd.                                       375,000     1,449,798
Neptune Orient Lines, Ltd. (b)                           1,550,000     1,216,388
SembCorp Industries, Ltd.                                1,000,000       980,958
Singapore Telecommunications, Ltd.                         923,000     1,432,701
                                                                    ------------
                                                                       8,613,740
South Korea 1.6%
Samsung Heavy Industries Company, Ltd. (b)                 197,000       687,862
Trigem Computer, Inc.                                       74,500       243,025
                                                                    ------------
                                                                         930,887
Taiwan 0.8%
Taiwan Opportunities Fund, Ltd. (b)                         55,000       426,250

Thailand 7.4%
BEC World PCL                                              220,000     1,070,819
Hana Microelectronics PCL                                  396,000       808,443
PTT Exploration and Production PCL                         356,000       829,435
Siam Cement PCL (b)                                        118,000     1,116,032
Siam Investment Fund (b)                                    74,000       370,370
                                                                    ------------
                                                                       4,195,099
--------------------------------------------------------------------------------
Total Common Stocks (Cost $ 53,207,538)                               50,683,378
--------------------------------------------------------------------------------

Short-Term Investments (a) 9.4%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
   Call Deposit, 5.50%                                $     46,000        46,000

Warrants 0.6%
Japan
Fujitsu, Ltd./Macquarie, Expire 9/17/01                        800         5,200
Murata Manufacturing Company,
   Expire 9/19/01                                            1,200       285,000
Sony Corporation, Expire 8/11/01                             1,800        67,500
                                                                    ------------
                                                                         357,700
Time Deposits 8.7%
United States
Bank One, Inc., 6.25%, Due 1/02/01                    $  4,900,000     4,900,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,209,125)                         5,303,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities ($60,416,663) 99.1%                   55,987,078
Other Assets & Liabilities, Net 0.9%                                     491,954
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 56,479,032
================================================================================

                       STRONG FOREIGN MAJORMARKETS FUND

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.4%
Australia 4.0%
National Australia Bank, Ltd.                                1,001  $     16,107
TABCORP Holdings, Ltd.                                      15,400        94,386
                                                                    ------------
                                                                         110,493

------------------------------------------------------------------------

                                                  Shares or
                                                  Principal      Value
                                                    Amount      (Note 2)
------------------------------------------------------------------------
Belgium 0.4%
Fortis (B)                                            320    $    10,428

Canada 4.3%
Bank of Montreal                                      700         36,881
Celestica, Inc. (b)                                   200         10,850
Shaw Communications, Inc. Class B                   1,200         28,024
The Toronto-Dominion Bank                             900         26,093
WestJet Airlines, Ltd. (b)                          1,100         17,065
                                                             -----------
                                                                 118,913

Finland 5.2%
Nokia Corporation Sponsored ADR                     1,600         69,600
Nokia Oyj                                           1,280         57,262
UPM-Kymmene Oyj                                       500         17,211
                                                             -----------
                                                                 144,073

France 16.1%
Accor SA                                              800         33,905
BNP Paribas SA                                        500         44,029
Groupe Danone                                         300         45,376
L'OREAL SA                                            200         17,197
Lafarge SA                                            400         33,641
NRJ Group (b)                                         420         12,041
Pechiney SA `A Shares'                                740         33,934
Societe Generale                                    1,200         74,817
Societe Television Francaise 1                        900         48,738
Suez Lyonnaise des Eaux (b)                           300         54,954
TotalFinaElf SA                                       250         37,295
Vivendi Universal SA                                  196         12,940
                                                             -----------
                                                                 448,867

Hong Kong 11.2%
China Mobile, Ltd. (b)                              4,000         21,848
China Mobile, Ltd. Sponsored ADR (b)                3,000         81,375
Henderson Land Development Company, Ltd.            3,000         15,271
Hutchison Whampoa, Ltd.                             4,200         52,371
Johnson Electric Holdings, Ltd.                    35,600         54,775
Li & Fung, Ltd.                                    48,000         87,393
                                                             -----------
                                                                 313,033

India 3.5%
Infosys Technologies, Ltd. Sponsored ADR              200         24,482
Wipro, Ltd.                                           500         25,814
Wipro, Ltd. ADR (b)                                   600         30,075
Zee Telefilms, Ltd.                                 2,800         16,580
                                                             -----------
                                                                  96,951

Italy 2.4%
Bipop-Carire SpA                                    2,900         18,982
Mediolanum SpA                                      1,800         23,004
Telecom Italia Mobile SpA                           3,090         24,751
                                                             -----------
                                                                  66,737

Japan 8.0%
Fast Retailing Company, Ltd.                          100         19,582
Kao Corporation                                     1,000         29,049
NTT DoCoMo, Inc.                                        1         17,237
Sony Corporation                                      400         27,649
Sony Corporation Sponsored ADR                        200         13,950
Takeda Chemical Industries, Ltd.                    1,000         59,148
Takefuji Corporation                                  200         12,599
Yamanouchi Pharmaceutical Company, Ltd.             1,000         43,223
                                                             -----------
                                                                 222,437

Malaysia 0.4%
Telekom Malaysia BHD                                4,000         11,896

Netherlands 6.5%
ASM Lithography Holding NV (b)                      1,800         41,008
Akzo Nobel NV                                       1,030    $    55,487
KPNQwest NV (b)                                       600         11,363
STMicroelectronics NV                               1,700         72,781
                                                             -----------
                                                                 180,639

New Zealand 0.0%
Telecom Corporation of New Zealand, Ltd.              460           980

Singapore 1.3%
City Developments, Ltd.                              3,000        13,936
Singapore Press Holdings, Ltd.                       1,600        23,635
                                                             -----------
                                                                  37,571

Spain 3.2%
Banco Santander Central Hispano SA                   5,740        61,628
Telefonica SA (b)                                    1,621        26,869
                                                             -----------
                                                                  88,497

Sweden 1.2%
Skandia Forsakrings AB                               1,980        32,312

Switzerland 5.7%
Adecco SA                                               50        31,667
Adecco SA ADR                                          400        31,280
Novartis AG Sponsored ADR                            1,470        65,783
Syngenta AG ADR (b)                                    159         1,739
UBS AG - Registered Shares                             180        29,562
                                                             -----------
                                                                 160,031

Taiwan 0.3%
Taiwan Semiconductor Manufacturing Company,
   Ltd. Sponsored ADR (b)                              500         8,625

United Kingdom 16.7%
BAA PLC                                              3,300        30,493
BAE SYSTEMS PLC                                      5,700        32,556
BG Group PLC                                         8,100        31,731
BP Amoco PLC Sponsored ADR                           1,900        90,962
British Airways PLC Sponsored ADR                      700        42,044
British American Tobacco PLC Sponsored ADR           1,500        23,719
Diageo PLC                                           1,400        15,700
Energis PLC (b)                                        900         6,056
GKN PLC                                              3,100        32,770
GlaxoSmithKline PLC (b)                                  3            85
Lloyds TSB Group PLC                                 5,800        61,399
Shell Transport & Trading Company ADR                  700        34,563
Tesco PLC                                            5,400        22,022
Unilever PLC                                         1,900        16,278
Vodafone Group PLC                                   6,763        24,825
                                                             -----------
                                                                 465,203
------------------------------------------------------------------------
Total Common Stocks (Cost $2,616,980)                          2,517,686
------------------------------------------------------------------------
Short-Term Investments (a) 9.8%
Commercial Paper 2.6%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
   Call Deposit, 5.50%                           $ 74,000         74,000

Time Deposits 7.2%
United States
Bank One, Inc., 6.25%, Due 1/02/01                200,000        200,000
------------------------------------------------------------------------
Total Short-Term Investments (Cost $274,000)                     274,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Investments in Securities (Cost $2,890,980) 100.2%       2,791,686
Other Assets and Liabilities, Net (0.2%)                          (5,253)
------------------------------------------------------------------------
Net Assets 100.0%                                            $ 2,786,433
========================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (Continued)     December 31, 2000
------------------------------------------------------------------------

                          STRONG INTERNATIONAL STOCK FUND

                                                Shares or
                                                Principal        Value
                                                 Amount        (Note 2)
------------------------------------------------------------------------
Common Stocks 85.1%
Australia 4.5%
TABCORP Holdings, Ltd.                          804,000      $ 4,927,699

Canada 6.4%
Bank of Montreal                                 15,300          812,114
Celestica, Inc. (b)                               5,400          292,950
Nortel Networks Corporation                     119,200        3,821,850
Shaw Communications, Inc. Class B                48,700        1,137,319
The Toronto-Dominion Bank                        28,000          811,770
WestJet Airlines, Ltd. (b)                       15,300          237,356
                                                             -----------
                                                               7,113,359

Cayman Islands 0.2%
Apex Silver Mines, Ltd. (b)                      30,900          258,787

Finland 6.4%
Nokia Corporation Sponsored ADR                  13,400          582,900
Nokia Oyj                                       133,400        5,967,716
UPM-Kymmene Oyj                                  13,800          475,034
                                                             -----------
                                                               7,025,650

France 8.5%
Accor SA                                         19,200          813,715
BNP Paribas SA                                   17,400        1,532,214
Groupe Danone                                     6,800        1,028,521
Lafarge SA                                        3,100          260,718
NRJ Group (b)                                    20,750          594,869
Pechiney SA `A Shares'                           15,500          710,772
Societe Generale                                 20,776        1,295,325
Societe Television Francaise 1                   40,000        2,166,140
Total Fina SA Sponsored ADR                       4,400          319,825
Vivendi Universal SA                             11,000          726,222
                                                             -----------
                                                               9,448,321

Hong Kong 10.8%
China Mobile, Ltd. (b)                          124,000          677,300
China Mobile, Ltd. Sponsored ADR (b)            113,500        3,078,688
Henderson Land Development Company, Ltd.         54,000          274,874
Hutchison Whampoa, Ltd.                         193,600        2,414,042
Johnson Electric Holdings, Ltd.               1,207,000        1,857,114
Li & Fung, Ltd.                               1,974,000        3,594,061
                                                             -----------
                                                              11,896,079

India 4.9%
Infosys Technologies, Ltd. Sponsored ADR          8,100          991,524
UTI-Mastergrowth 93 Fund (b)                     12,600            4,450
Wipro, Ltd.                                      40,800        2,106,439
Wipro, Ltd. ADR (b)                              32,200        1,614,025
Zee Telefilms, Ltd.                             115,700          685,115
                                                             -----------
                                                               5,401,553

Ireland 0.6%
Connemara Green Marble Quarries PLC
   (Acquired 11/21/96 - 6/20/97;
   Cost $635,000) (b) (c) (d)                    50,800          635,000
Connemara Green Marble Quarries PLC
   Warrants, Expire 9/30/02 (Acquired 11/21/96;
   Cost $0) (b) (c) (d)                           8,000                0
                                                             -----------
                                                                 635,000

Italy 4.3%
Bipop-Carire SpA                                237,200        1,552,595
Mediolanum SpA                                  156,800        2,003,940
Telecom Italia Mobile SpA                       150,600        1,206,307
                                                             -----------
                                                               4,762,842

Japan 7.1%
Fast Retailing Company, Ltd.                      2,500          489,544
Keyence Corporation                               3,100          759,472
NTT DoCoMo, Inc.                                     85        1,465,133
Rohm Company, Ltd.                                4,000      $   759,472
Sakura Bank, Ltd.                               261,000        1,575,728
Seven-Eleven Japan Company, Ltd.                  5,000          284,364
Takeda Chemical Industries, Ltd.                 19,000        1,123,808
Takefuji Corporation                              4,100          258,290
Tokyo Electron, Ltd.                             14,900          818,724
Yamanouchi Pharmaceutical Company, Ltd.           7,000          302,564
                                                             -----------
                                                               7,837,099

Netherlands 9.5%
ASM Lithography Holding NV (b)                  108,500        2,471,863
Akzo Nobel NV                                    22,900        1,233,645
KPNQwest NV (b)                                  26,300          498,056
STMicroelectronics NV                           144,600        6,332,569
                                                             -----------
                                                              10,536,133

Singapore 1.7%
City Developments, Ltd.                          59,000          274,062
Singapore Press Holdings, Ltd.                  107,700        1,590,952
                                                             -----------
                                                               1,865,014

Spain 2.5%
Banco Santander Central Hispano SA               85,696          920,077
Telefonica SA (b)                               111,000        1,839,900
                                                             -----------
                                                               2,759,977

Sweden 1.5%
Skandia Forsakrings AB                           98,800        1,612,354

Switzerland 3.1%
Adecco SA                                           745          471,841
Adecco SA ADR                                     3,000          234,600
Novartis AG                                         300          533,685
Novartis AG Sponsored ADR                        47,800        2,139,050
Syngenta AG (b)                                     300           16,206
Syngenta AG ADR (b)                               4,397           48,093
                                                             -----------
                                                               3,443,475

Taiwan 0.6%
Taiwan Semiconductor Manufacturing Company,
 Ltd. Sponsored ADR (b)                          40,624          700,764

United Kingdom 11.9%
BAE SYSTEMS PLC                                 229,400        1,310,256
BG Group PLC                                    314,300        1,231,246
BP Amoco PLC Sponsored ADR                       79,500        3,806,063
British Airways PLC                              44,200          258,073
British American Tobacco PLC                     75,100          572,396
British American Tobacco PLC Sponsored ADR       19,800          313,088
Diageo PLC                                       53,800          603,313
Energis PLC (b)                                  39,200          263,753
GKN PLC                                          47,650          503,711
Lloyds TSB Group PLC                            128,300        1,358,186
Shell Transport & Trading Company ADR             6,400          316,000
Tesco PLC                                       209,000          852,335
Unilever PLC                                     71,300          610,862
Vodafone Group PLC                              302,430        1,110,135
                                                             -----------
                                                              13,109,417

United States 0.6%
JDS Uniphase Corporation (b)                     14,800          616,975
------------------------------------------------------------------------
Total Common Stocks (Cost $78,778,142)                        93,950,498
------------------------------------------------------------------------
Short-Term Investments (a) 19.7%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
     Deposit, 5.50%                           $  42,000           42,000

--------------------------------------------------------------------------------

                                                               Shares or
                                                               Principal         Value
                                                                Amount          (Note 2)
-------------------------------------------------------------------------------------------
Time Deposits 19.7%
United States
Bank One, Inc., 6.25%, Due 1/02/01                           $  21,800,000    $  21,800,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $21,842,000)                                  21,842,000
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $100,620,142) 104.8%                      115,792,498
Other Assets and Liabilities, Net (4.8%)                                         (5,340,154)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 110,452,344
===========================================================================================

                                  STRONG OVERSEAS FUND

                                                               Shares or
                                                               Principal          Value
                                                                Amount           (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 85.4%
Australia 4.3%
TABCORP Holdings, Ltd.                                             284,000    $   1,740,630

Canada 5.7%
Bank of Montreal                                                     5,700          302,552
Celestica, Inc. (b)                                                  2,700          146,475
Nortel Networks Corporation                                         34,200        1,096,538
Shaw Communications, Inc. Class B                                   16,000          373,657
The Toronto-Dominion Bank                                           10,400          301,515
WestJet Airlines, Ltd. (b)                                           5,600           86,875
                                                                              -------------
                                                                                  2,307,612

Cayman Islands 0.2%
Apex Silver Mines, Ltd. (b)                                         11,800           98,825

Finland 5.1%
Nokia Corporation Sponsored ADR                                     19,900          865,650
Nokia Oyj                                                           22,720        1,016,391
UPM-Kymmene Oyj                                                      5,400          185,883
                                                                              -------------
                                                                                  2,067,924

France 9.8%
Accor SA                                                            13,600          576,382
BNP Paribas SA                                                       6,200          545,961
Groupe Danone                                                        2,500          378,133
Lafarge SA                                                           3,100          260,718
NRJ Group (b)                                                        7,380          211,573
Pechiney SA `A Shares'                                               6,000          275,137
Societe Generale                                                    10,784          672,352
Societe Television Francaise 1                                      13,000          703,995
Total Fina SA Sponsored ADR                                          1,600          116,300
Vivendi Universal SA                                                 4,000          264,081
                                                                              -------------
                                                                                  4,004,632

Hong Kong 10.0%
China Mobile, Ltd. (b)                                              78,000          426,044
China Mobile, Ltd. Sponsored ADR (b)                                42,400        1,150,100
Henderson Land Development Company, Ltd.                            20,000          101,805
Hutchison Whampoa, Ltd.                                             64,900          809,253
Johnson Electric Holdings, Ltd.                                    350,400          539,132
Li & Fung, Ltd.                                                    576,000        1,048,723
                                                                              -------------
                                                                                  4,075,057

India 5.2%
Infosys Technologies, Ltd. Sponsored ADR                             3,200          391,713
Wipro, Ltd.                                                         18,700          965,451
Wipro, Ltd. ADR (b)                                                 10,400          521,300
Zee Telefilms, Ltd.                                                 44,500          263,506
                                                                              -------------
                                                                                  2,141,970

Italy 3.9%
Bipop-Carire SpA                                                    66,000    $     432,004
Mediolanum SpA                                                      59,400          759,145
Telecom Italia Mobile SpA                                           51,100          409,312
                                                                              -------------
                                                                                  1,600,461

Japan 7.6%
Fast Retailing Company, Ltd.                                           900          176,236
Keyence Corporation                                                  1,100          269,490
NTT DoCoMo, Inc.                                                        33          568,816
Rohm Company, Ltd.                                                   1,800          341,762
Sakura Bank, Ltd.                                                   80,000          482,982
Seven-Eleven Japan Company, Ltd.                                     2,000          113,746
Takeda Chemical Industries, Ltd.                                     9,000          532,330
Takefuji Corporation                                                 1,500           94,496
Tokyo Electron, Ltd.                                                 7,000          384,636
Yamanouchi Pharmaceutical Company, Ltd.                              3,000          129,670
                                                                              -------------
                                                                                  3,094,164

Netherlands 8.3%
ASM Lithography Holding NV (b)                                      13,800          314,394
ASM Lithography Holding NV - New York
  Registered Shares (b)                                             25,500          575,344
Akzo Nobel NV                                                        8,900          479,452
KPNQwest NV (b)                                                      7,800          147,712
STMicroelectronics NV                                               24,100        1,055,428
STMicroelectronics NV - New York Registered Shares                  19,200          822,000
                                                                              -------------
                                                                                  3,394,330

Singapore 1.7%
City Developments, Ltd.                                             22,000          102,193
Singapore Press Holdings, Ltd.                                      39,900          589,405
                                                                              -------------
                                                                                    691,598

Spain 2.4%
Banco Santander Central Hispano SA                                  26,494          284,453
Telefonica SA (b)                                                   41,000          679,603
                                                                              -------------
                                                                                    964,056

Sweden 1.6%
Skandia Forsakrings AB                                              40,200          656,039

Switzerland 4.9%
Adecco SA                                                            1,475          934,182
Novartis AG Sponsored ADR                                           23,600        1,056,100
Syngenta AG ADR (b)                                                  2,317           25,342
                                                                              -------------
                                                                                  2,015,624

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                                            16,012          276,207

United Kingdom 13.4%
BAE SYSTEMS PLC                                                     93,800          535,754
BG Group PLC                                                       136,200          533,553
BP Amoco PLC Sponsored ADR                                          31,300        1,498,488
British Airways PLC                                                 16,500           96,339
British American Tobacco PLC                                        28,700          218,745
British American Tobacco PLC Sponsored ADR                           7,400          117,013
Diageo PLC                                                          20,600          231,008
Energis PLC (b)                                                     17,800          119,766
GKN PLC                                                             28,500          301,275
Lloyds TSB Group PLC                                                65,700          695,501
Shell Transport & Trading Company ADR                                2,400          118,500
Tesco PLC                                                           77,100          314,426
Unilever PLC                                                        27,300          233,893
Vodafone Group PLC                                                 125,253          459,768
                                                                              -------------
                                                                                  5,474,029

SCHEDULES OF INVESTMENTS ON SECURITIES (continued)            December 31, 2000
--------------------------------------------------------------------------------

                        STRONG OVERSEAS FUND (continued)

                                                              Shares or
                                                              Principal       Value
                                                                 Amount      (Note 2)
---------------------------------------------------------------------------------------
United States 0.6%
JDS Uniphase Corporation (b)                                      5,600     $   233,450
---------------------------------------------------------------------------------------
   Total Common Stocks (Cost $37,969,451)                                    34,836,608
---------------------------------------------------------------------------------------
Short-Term Investments (a) 19.4%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
   Call Deposit, 5.50%                                       $   14,000          14,000

Time Deposits 19.4%
United States
Bank One, Inc., 6.25%, Due 1/02/01                            7,900,000       7,900,000
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,914,000)                                7,914,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $45,883,451) 104.8%                    42,750,608
Other Assets and Liabilities, Net (4.8%)                                     (1,977,260)
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                           $40,773,348
=======================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.
(d)  Affiliated issuer (See Note 7 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.





                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                                (In Thousands, Except Per Share Amounts)

                                                                         Strong        Strong Foreign       Strong        Strong
                                                                       Asia Pacific     MajorMarkets     International    Overseas
                                                                           Fund             Fund           Stock Fund       Fund
                                                                       ------------    --------------    -------------   ----------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $60,417, $2,891, $99,985
     and $45,883, respectively)                                         $  55,987         $   2,792        $  115,157    $  42,751
     Affiliated Issuers (Cost of $0, $0, $635 and $0, respectively)            --                --               635           --
   Receivable for Securities Sold                                             133                15               804          304
   Receivable for Fund Shares Sold                                            113                --                --           --
   Dividends and Interest Receivable                                           81                 4               119           30
   Foreign Cash                                                             1,011                 1                83           --
   Other Assets                                                                15                 8                11           12
                                                                        ---------         ---------        ----------    ---------
   Total Assets                                                            57,340             2,820           116,809       43,097

Liabilities:
   Payable for Securities Purchased                                           249                33             6,039        2,014
   Payable for Fund Shares Redeemed                                           574                --               247          277
   Accrued Operating Expenses and Other Liabilities                            38                 1                71           33
                                                                        ---------         ---------        ----------    ---------
   Total Liabilities                                                          861                34             6,357        2,324
                                                                        ---------         ---------        ----------    ---------
Net Assets                                                              $  56,479         $   2,786        $  110,452    $  40,773
                                                                        =========         =========        ==========    =========
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                        $  67,581         $   3,091        $  135,953    $  58,530
   Accumulated Net Investment Loss                                         (1,421)               (4)             (220)         (92)
   Accumulated Net Realized Loss                                           (5,262)             (201)          (40,438)     (14,532)
   Net Unrealized Appreciation (Depreciation)                              (4,419)             (100)           15,157       (3,133)
                                                                        ---------         ---------        ----------    ---------
   Net Assets                                                           $  56,479         $   2,786        $  110,452    $  40,773
                                                                        =========         =========        ==========    =========

Capital Shares Outstanding (Unlimited Number Authorized)                    7,923               285             9,215        2,985

Net Asset Value Per Share                                               $    7.13         $    9.78        $    11.99    $   13.66
                                                                        =========         =========        ==========    =========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                                   Strong Asia Pacific Fund       Strong Foreign MajorMarkets Fund
                                                                -------------------------------   ---------------------------------
                                                                Period Ended       Year Ended      Period Ended       Year Ended
                                                                Dec. 31, 2000     Oct. 31, 2000    Dec. 31, 2000     Oct. 31, 2000
                                                                -------------     -------------    -------------     --------------
                                                                  (Note 1)                           (Note 1)
Income:
   Dividends (net of foreign withholding taxes of
      $40, $272, $0 and $2, respectively)                          $    128          $   1,121         $    2            $    35
   Interest                                                              36                308              4                 12
                                                                   --------          ---------         ------            -------
   Total Income                                                         164              1,429              6                 47

Expenses:
   Investment Advisory Fees                                              96              1,025              5                 33
   Custodian Fees                                                        31                236              8                 62
   Shareholder Servicing Costs                                           41                283              2                 12
   Professional Fees                                                      3                 22              2                 11
   Reports to Shareholders                                               16                 90              1                  6
   Federal and State Registration Fees                                    8                 47              4                  9
   Other                                                                  3                 24              1                  3
                                                                   --------          ---------         ------            -------
   Total Expenses before Waivers and Absorptions                        198              1,727             23                136
   Involuntary Expense Waivers and Absorptions by Advisor                (6)                --            (13)               (70)
                                                                   --------          ---------         ------            -------
   Expenses, Net                                                        192              1,727             10                 66
                                                                   --------          ---------         ------            -------
Net Investment Loss                                                     (28)              (298)            (4)               (19)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                    (1,767)             3,675           (156)               (85)
      Futures Contracts and Forward
         Foreign Currency Contracts                                      --                 --             --                 44
      Foreign Currencies                                                 --                  3             --                 --
                                                                   --------          ---------         ------            -------
      Net Realized Gain (Loss)                                       (1,767)             3,678           (156)               (41)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                       309            (10,336)            60               (291)
      Futures Contracts and Forward
         Foreign Currency Contracts                                      --                 --             --                 (7)
      Foreign Currencies                                                 23                (23)            --                 --
                                                                   --------          ---------         ------            -------
      Net Change in Unrealized Appreciation/Depreciation                332            (10,359)            60               (298)
                                                                   --------          ---------         ------            -------
Net Loss on Investments                                              (1,435)            (6,681)           (96)              (339)
                                                                   --------          ---------         ------            -------
Net Decrease in Net Assets Resulting
   from Operations                                                  ($1,463)          ($ 6,979)         ($100)            ($ 358)
                                                                    ========          =========         ======            =======

16                     See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                   Strong International Stock Fund       Strong Overseas Fund
                                                                   -------------------------------   -----------------------------
                                                                   Period Ended       Year Ended     Period Ended     Year Ended
                                                                   Dec. 31, 2000     Oct. 31, 2000   Dec. 31, 2000   Oct. 31, 2000
                                                                   -------------     -------------   -------------   -------------
                                                                      (Note 1)                          (Note 1)
Income:
   Dividends (net of foreign withholding taxes
      of $3, $111, $1, and $37, respectively)                        $      36        $   1,332        $      14      $     449
   Interest                                                                 76              187               32            221
                                                                     ---------        ---------        ---------      ---------
   Total Income                                                            112            1,519               46            670

Expenses:
   Investment Advisory Fees                                                192            1,655               72            462
   Custodian Fees                                                           27              220               15            100
   Shareholder Servicing Costs                                              82              504               33            158
   Interest Expense                                                          2              140               --              1
   Reports to Shareholders                                                  19              131               10             49
   Other                                                                    11               68                8             42
                                                                     ---------        ---------        ---------      ---------
   Total Expenses before Waivers and Absorptions                           333            2,718              138            812
     and Fees Paid Indirectly by Advisor
   Involuntary Expense Waivers and Absorptions by Advisor                   --               --               --            (16)
   Fees Paid Indirectly by Advisor (Note 3)                                 (1)              --               --             --
                                                                     ---------        ---------        ---------      ---------
   Expenses, Net                                                           332            2,718              138            796
                                                                     ---------        ---------        ---------      ---------
Net Investment Loss                                                       (220)          (1,199)             (92)          (126)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                        1,269           18,218           (4,152)        (9,739)
      Futures Contracts and Forward Foreign
          Currency Contracts                                                --              597               --           (398)
      Foreign Currencies                                                    (2)             (12)              --             (4)
                                                                     ---------        ---------        ---------      ---------
      Net Realized Gain (Loss)                                           1,267           18,803           (4,152)       (10,141)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                      (13,035)         (12,214)            (140)        (5,162)
      Futures Contracts and Forward Foreign
          Currency Contracts                                                --               80               --              2
      Foreign Currencies                                                    12              (21)               2             (2)
                                                                     ---------        ---------        ---------      ---------
      Net Change in Unrealized Appreciation/Depreciation               (13,023)         (12,155)            (138)        (5,162)
                                                                     ---------        ---------        ---------      ---------
Net Gain (Loss) on Investments                                         (11,756)           6,648           (4,290)       (15,303)
                                                                     ---------        ---------        ---------      ---------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                          ($11,976)       $   5,449          ($4,382)      ($15,429)
                                                                     =========        =========        =========      =========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                               Strong Asia Pacific Fund                   Strong Foreign MajorMarkets Fund
                                         -------------------------------------------   ---------------------------------------------
                                          Period Ended   Year Ended    Year Ended        Period Ended   Year Ended      Year Ended
                                         Dec. 31, 2000  Oct. 31, 2000  Oct. 31, 1999    Dec. 31, 2000  Oct. 31, 2000   Oct. 31, 1999
                                         -------------  -------------  -------------   --------------  --------------  -------------
                                           (Note 1)                                       (Note 1)
Operations:
   Net Investment Income (Loss)           ($     28)      ($   298)    $     128        ($       4)      ($     19)     $      4
   Net Realized Gain (Loss)                  (1,767)         3,678        18,157              (156)            (41)          212
   Net Change in Unrealized
     Appreciation/Depreciation                  332        (10,359)        7,815                60            (298)          215
                                          ---------      ---------    ----------         ---------        --------      --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations               (1,463)        (6,979)       26,100              (100)           (358)          431
Distributions:
   From Net Investment Income                (2,744)        (4,599)           --                --              (4)           --
   From Net Realized Gains                       --             --            --                --            (190)           --
                                          ---------      ---------    ----------         ---------        --------      --------
   Total Distributions                       (2,744)        (4,599)           --                --            (194)           --
Capital Share Transactions:
   Proceeds from Shares Sold                 56,046        282,329       237,030               848           9,615         2,771
   Proceeds from Reinvestment
     of Distributions                         2,629          4,359            --                --             191            --
   Payment for Shares Redeemed              (55,244)      (321,260)     (181,435)           (1,144)         (8,095)       (2,643)
                                          ---------      ---------    ----------         ---------        --------      --------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions          3,431        (34,572)       55,595              (296)          1,711           128
                                          ---------      ---------    ----------         ---------        --------      --------
Total Increase (Decrease) in Net Assets        (776)       (46,150)       81,695              (396)          1,159           559

Net Assets:
   Beginning of Period                       57,255        103,405        21,710             3,182           2,023         1,464
                                          ---------      ---------    ----------         ---------        --------      --------
   End of Period                           $ 56,479     $   57,255    $  103,405         $   2,786        $  3,182      $  2,023
                                          =========      =========    ==========         =========        ========      ========
Transactions in Shares of the Fund:
   Sold                                       7,262         28,032        28,350                86             786           265
   Issued in Reinvestment of Distributions      370            374            --                --              14            --
   Redeemed                                  (7,059)       (31,804)      (21,597)             (115)           (658)         (250)
                                          ---------      ---------    ----------         ---------        --------      --------
   Net Increase (Decrease) in Shares
     of the Fund                                573         (3,398)        6,753               (29)            142            15
                                          =========      =========    ==========         =========        ========      ========

                      See Notes to Financial Statements.
18

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                   Strong International Stock Fund             Strong Overseas Fund
                                                ----------------------------------------- -----------------------------------------
                                                Period Ended   Year Ended   Year Ended    Period Ended  Year Ended     Year Ended
                                                Dec. 31, 2000 Oct. 31, 2000 Oct. 31, 1999 Dec. 31, 2000 Oct. 31, 2000 Oct. 31, 1999
                                                ------------- ------------- ------------- ------------- ------------  -------------
                                                   (Note 1)                                  (Note 1)
Operations:
   Net Investment Loss                            ($    220)    ($  1,199)    ($    701)    ($    92)    ($    126)    ($   40)
   Net Realized Gain (Loss)                           1,267        18,803          (204)      (4,152)      (10,141)        262
   Net Change in Unrealized
     Appreciation/Depreciation                      (13,023)      (12,155)       39,468         (138)       (5,162)      2,113
                                                  ---------     ---------     ---------     --------     ---------     -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (11,976)        5,449        38,563       (4,382)      (15,429)      2,335
Distributions in Excess of Net
   Investment Income                                     --            --          (571)          --            --          --
Capital Share Transactions:
   Proceeds from Shares Sold                         54,668       481,426       150,687        6,917       116,364       9,498
   Proceeds from Reinvestment
     of Distributions                                    --            --           554           --            --          --
   Payment for Shares Redeemed                      (55,156)     (476,376)     (172,836)      (6,482)      (63,466)     (7,309)
                                                  ---------     ---------     ---------     --------     ---------     -------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                   (488)        5,050       (21,595)         435        52,898       2,189
                                                  ---------     ---------     ---------     --------     ---------     -------
Total Increase (Decrease) in Net Assets             (12,464)       10,499        16,397       (3,947)       37,469       4,524

Net Assets:
   Beginning of Period                              122,916       112,417        96,020       44,720         7,251       2,727
                                                  ---------     ---------     ---------     --------     ---------     -------
   End of Period                                  $ 110,452     $ 122,916     $ 112,417     $ 40,773     $  44,720     $ 7,251
                                                  =========     =========     =========     ========     =========     =======
Transactions in Shares of the Fund:
   Sold                                               4,311        28,046        14,284          487         5,708         820
   Issued in Reinvestment of Distributions               --            --            56           --            --          --
     Redeemed                                        (4,282)      (27,513)      (16,416)        (450)       (3,265)       (647)
                                                  ---------     ---------     ---------     --------     ---------     --------
   Net Increase (Decrease) in Shares
     of the Fund                                         29           533        (2,076)          37         2,443         173
                                                  =========     =========     =========     ========     =========     =======

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Asia Pacific Fund, Inc./(1)/)
     - Strong Foreign MajorMarkets Fund (a series of Strong International Equity Funds, Inc./(1)/)
     - Strong International Stock Fund (a series of Strong
       International Equity Funds, Inc./(1)/)
     - Strong Overseas Fund (a series of Strong International Equity Funds, Inc./(1)/)

       /(1)/   A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 2000, the Board of Directors of the Funds approved changing the Funds' fiscal year-end from October 31st to December 31st. Accordingly, the activity of the Funds are presented for the period from November 1, 2000 to December 31, 2000.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at December 31, 2000 which are either 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                        Aggregate   Aggregate     Percent of
                                           Cost     Fair Value    Net Assets
                                        ----------  ----------    ----------
     Strong International Stock Fund     $ 635,000   $635,000        0.6%

(B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

     Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The Funds pay dividends from net investment income and distribute any net realized capital gains annually.

(C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

     (K) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the advisory agreements, are based on an annualized rate of 1.00% of the average daily net assets of the Funds. Based on the terms of the advisory agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
December 31, 2000

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, is as follows:

                                                                        Period Ended  December  31, 2000
                                                          -----------------------------------------------------------
                                           Payable to      Shareholder Servicing    Transfer Agency     Unaffiliated
                                           Advisor at      and Other Expenses           Banking          Directors'
                                         Dec. 31, 2000       Paid to Advisor        Charges/(Credits)      Fees
                                        --------------    -----------------------  -------------------  -------------
     Strong Asia Pacific Fund             $ 27,581                $ 41,569            $     67            $   284
     Strong Foreign MajorMarkets Fund           --                   2,257                 508                251
     Strong International Stock Fund        45,605                  81,978                (617)             3,416
     Strong Overseas Fund                   16,930                  32,928                  43                271

                                                                            Year Ended  October 31, 2000
                                                          -----------------------------------------------------------
                                                           Shareholder Servicing    Transfer Agency     Unaffiliated
                                                           and Other Expenses           Banking          Directors'
                                                             Paid to Advisor        Charges/(Credits)       Fees
                                                          -----------------------  -------------------  -------------
     Strong Asia Pacific Fund                                    $ 283,995           ($    214)           $ 2,764
     Strong Foreign MajorMarkets Fund                               11,603               1,676                814
     Strong International Stock Fund                               505,418                 527              3,432
     Strong Overseas Fund                                          158,189               4,080              1,042


     The Advisor owns 37.9% of Strong Foreign MajorMarkets Fund at December 31, 2000.

 4.  Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At October 31 and December 31, 2000, there were no borrowings by the Funds under the LOC.

 5.  Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, were as follows:

                                                Period Ended Dec. 31, 2000     Year Ended Oct. 31, 2000
                                             ------------------------------   ---------------------------
                                                Purchases         Sales          Purchases       Sales
                                             ---------------   ------------   -------------  ------------
     Strong Asia Pacific Fund                  $11,928,052      $12,270,261    $171,946,620  $194,894,078
     Strong Foreign MajorMarkets Fund              594,561          702,931       5,613,225     4,371,994
     Strong International Stock Fund            13,461,781       26,972,331     163,820,728   159,870,383
     Strong Overseas Fund                        4,980,294       10,109,658     101,265,892    48,861,162

     There were no purchases or sales of long-term government securities during the period ended December 31, 2000 and year ended October 31, 2000.

 6.  Income Tax Information

     At December 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                                   Federal Tax     Unrealized      Unrealized    Net Appreciation/
                                                      Cost        Appreciation    Depreciation    (Depreciation)
                                                 ------------    -------------    ------------   -----------------
     Strong Asia Pacific Fund                     $60,955,368    $  3,042,571      $8,010,861     ($4,968,290)
     Strong Foreign MajorMarkets Fund               2,916,596         155,620         280,530        (124,910)
     Strong International Stock Fund              101,348,570      23,967,703       9,523,775      14,443,928
     Strong Overseas Fund                          46,453,054       2,506,618       6,209,064      (3,702,446)

--------------------------------------------------------------------------------

     At October 31, 2000 (the tax year-end of the Funds), the capital loss carryforwards (expiring in varying amounts through 2007) for federal income tax purposes for Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund were $3,069,001, $18,367, $40,932,613 and $9,790,767, respectively.

     Strong International Stock Fund utilized $18,529,299 of its capital loss carryovers during the year ended October 31, 2000.

7.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the period ended December 31, 2000 is as follows:

                                                  Balance of       Gross       Gross Sales  Balance of     Value    Dividend Income
                                                  Shares Held    Purchases         and      Shares Held   Dec. 31,   Nov. 1, 1999 -
                                                  Nov. 1, 2000  and Additions  Reductions  Dec. 31, 2000   2000      Dec. 31, 2000
                                                  ------------  -------------  ----------- -------------  --------  ---------------
     Strong International Stock Fund
     -------------------------------
     Connemara Green Marble Quarries PLC             50,800           --            --         50,800     $635,000         --
     Connemara Green Marble Quarries PLC Warrants     8,000           --            --          8,000           --         --

8.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new Guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                                  ---------------------------------------------------------------
                                                                   Dec. 31,  Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,    Oct.31,
Selected Per-Share Data/(a)/                                       2000/(b)/   2000       1999      1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  7.79     $  9.62    $ 5.43   $  7.35    $  9.51    $  9.55
Income From Investment Operations:
   Net Investment Income (Loss)                                     (0.00)(c)   (0.19)     0.05      0.07       0.01       0.06
   Net Realized and Unrealized Gains (Losses) on Investments        (0.30)      (1.24)     4.14     (1.90)     (2.01)      0.31
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (0.30)      (1.43)     4.19     (1.83)     (2.00)      0.37
Less Distributions:
   From Net Investment Income                                       (0.36)      (0.40)       --     (0.07)     (0.01)     (0.06)
   In Excess of Net Investment Income                                  --          --        --     (0.02)     (0.03)     (0.35)
   From Net Realized Gains                                             --          --        --        --      (0.10)        --
   In Excess of Net Realized Gains                                     --          --        --        --      (0.02)        --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.36)      (0.40)       --     (0.09)     (0.16)     (0.41)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  7.13     $  7.79    $ 9.62   $  5.43    $  7.35    $  9.51
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      -3.8%      -16.2%    +77.2%    -25.1%     -21.5%      +3.8%
   Net Assets, End of Period (In Millions)                         $    56     $    57    $  103   $    22    $    30    $    72
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                          2.0%*       1.7%      2.0%      2.0%       2.0%       2.0%
   Ratio of Expenses to Average Net Assets                            2.0%*       1.7%      1.7%      2.0%       2.0%       2.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets       (0.3%)*     (0.3%)     0.2%      1.1%       0.1%       0.2%
   Portfolio Turnover Rate                                           22.9%      181.5%    206.1%    192.9%      96.7%      91.4%


STRONG FOREIGN MAJORMARKETS FUND
--------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                       --------------------------------------------
                                                                       Dec. 31,     Oct. 31,     Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                           2000/(b)/      2000         1999        1998/(d)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  10.14     $  11.78     $   9.31      $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                           (0.01)       (0.06)        0.03          (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments              (0.35)       (0.52)        2.44          (0.68)
--------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (0.36)       (0.58)        2.47          (0.69)
Less Distributions:
   From Net Investment Income                                                --        (0.03)          --             --
   From Net Realized Gains                                                   --        (1.03)          --             --
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       --        (1.06)          --             --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   9.78     $  10.14     $  11.78      $    9.31
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
   Total Return                                                            -3.6%        -6.9%       +26.5%          -6.9%
   Net Assets, End of Period (In Millions)                              $      3     $      3     $      2      $       1
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                                2.0%*        2.0%         2.0%           2.0%*
   Ratio of Expenses to Average Net Assets                                  2.0%*        2.0%         2.0%           2.0%*
    Ratio of Net Investment Income (Loss) to Average Net Assets            (0.8%)*      (0.6%)        0.2%          (0.5%)*
   Portfolio Turnover Rate                                                 23.6%       143.9%       144.5%          16.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note
    1).
(c) Amount calculated is less than $0.01.
(d) For the period from June 30, 1998 (inception) to October 31, 1998.


                      See Notes to Financial Statements.
24

--------------------------------------------------------------------------------

STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                              --------------------------------------------------------------
                                                              Dec. 31,   Oct. 31, Oct. 31,   Oct. 31,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                  2000/(b)/   2000      1999      1998         1997       1996
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  13.38  $  12.99  $   8.95  $  11.99    $  13.75    $  13.03
Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.02)    (0.13)    (0.09)     0.00(c)     0.01        0.17
   Net Realized and Unrealized Gains (Losses) on Investments     (1.37)     0.52      4.19     (2.48)      (0.69)       1.11
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.39)     0.39      4.10     (2.48)      (0.68)       1.28
Less Distributions:
   From Net Investment Income                                       --        --        --     (0.00)(c)   (0.01)      (0.18)
   In Excess of Net Investment Income                               --        --     (0.06)    (0.30)      (0.26)      (0.38)
   From Net Realized Gains                                          --        --        --     (0.26)      (0.81)         --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --        --     (0.06)    (0.56)      (1.08)      (0.56)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  11.99  $  13.38  $  12.99  $   8.95    $  11.99    $  13.75
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                  -10.4%     +3.0%    +46.0%    -21.4%       -5.7%       +9.8%
   Net Assets, End of Period (In Millions)                     $    110  $    123  $    112  $     96    $    180    $    304
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                              1.7%*     1.6%      1.8%      1.9%        1.6%        1.7%
   Ratio of Expenses to Average Net Assets                         1.7%*     1.6%      1.8%      1.9%        1.6%        1.7%
   Ratio of Net Investment Income (Loss) to Average Net Assets    (1.1%)*   (0.7%)    (0.7%)    (0.1%)       0.5%        0.6%
   Portfolio Turnover Rate                                        12.8%    100.2%     84.9%    228.2%      143.7%      108.6%



STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                ----------------------------------------
                                                                Dec. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                    2000/(b)/    2000       1999     1998/(d)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 15.17    $ 14.37   $   8.20   $  10.00
Income From Investment Operations:
   Net Investment Loss                                            (0.03)     (0.04)     (0.08)     (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments      (1.48)      0.84       6.25      (1.78)
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (1.51)      0.80       6.17      (1.80)
Less Distributions:
   From Net Investment Income                                        --         --         --         --
----------------------------------------------------------------------------------------------------------
   Total Distributions                                               --         --         --         --
----------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $ 13.66    $ 15.17   $  14.37   $   8.20
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
   Total Return                                                   -10.0%      +5.6%     +75.2%     -18.0%
   Net Assets, End of Period (In Millions)                       $    41    $    45   $      7   $      3
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                       1.9%*      1.8%       2.0%       2.0%*
   Ratio of Expenses to Average Net Assets                          1.9%*      1.7%       2.0%       2.0%*
   Ratio of Net Investment Loss to Average Net Assets              (1.3%)*    (0.3%)     (0.9%)     (0.7%)*
   Portfolio Turnover Rate                                         12.8%     116.6%     106.4%      59.5%


   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
 (c) Amount calculated is less than $0.01.
 (d) For the period from June 30, 1998 (inception) to October 31, 1998.


                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Board of Directors of Strong International Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Foreign Major Markets Fund, Strong International Stock Fund, Strong Overseas Fund (three of the portfolios constituting Strong International Equity Funds, Inc.) and Strong Asia Pacific Fund, Inc. (all four collectively referred to herein as the "Strong International Equity Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong International Equity Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                     Dennis A. Wallestad, Vice President
                     Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                    Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                   Strong Capital Management, Inc.
                  P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                         Brown Brothers Harriman & Co.
                       40 Water Street, Boston, MA 02109


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10160-0101


          Strong Investments

          P.O. Box 2936   |   Milwaukee, WI 53201
          www.Strong.com


          To order a free prospectus kit, call
          1-800-368-1030


          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683


          Visit our web site at
          www.Strong.com

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